SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
        DATE OF REPORT (Date of earliest event reported) April 19, 2002.

                                EMEX CORPORATION

                 Nevada                       0-5781           83-0211955
    (State or Other Jurisdiction of        Commission       (I.R.S. Employer
     Incorporation or Organization)       file number      Identification No.)


12600 West Colfax Avenue, Suite C-500
 Lakewood, Colorado                                                80215
 (Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (303) 986-0100

                                   ----------

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 6.  Resignation of Registrant's Directors.

On April 19, 2002, Vincent P. Iannazzo resigned as a member of the board of directors of Emex Corporation, effective immediately.

                                    SIGNATURE

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the issuer has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 22, 2002

                                   EMEX CORPORATION


                                   By: /s/ Walter W. Tyler
                                       -------------------
                                           Walter W. Tyler
                                           Chief Executive Officer and President